SUMMARY PROSPECTUS | MARCH 15, 2011

IndexIQ ETF Trust

IQ Global Agribusiness Small Cap ETF

THIS SUMMARY PROSPECTUS IS DESIGNED TO PROVIDE INVESTORS WITH KEY FUND INFORMATION IN A CLEAR AND CONCISE FORMAT. BEFORE YOU INVEST, YOU MAY WANT TO REVIEW THE FUND’S FULL PROSPECTUS, WHICH CONTAINS MORE INFORMATION ABOUT THE FUND AND ITS RISKS. THE FUND’S FULL PROSPECTUS DATED AUGUST 27, 2010, AS AMENDED MARCH 15, 2011, AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 27, 2010, AS AMENDED MARCH 15, 2011, AND MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, DATED APRIL 30, 2010, ARE ALL INCORPORATED BY REFERENCE INTO THIS SUMMARY PROSPECTUS. ALL THIS INFORMATION MAY BE OBTAINED AT NO COST EITHER: ONLINE AT INDEXIQ.COM/EDUCATION.HTML; BY CALLING INDEXIQ FUNDS AT 888-934-0777 OR BY SENDING AN EMAIL REQUEST TO INFO@INDEXIQ.COM.

CROP LISTED ON NYSE ARCA | CUSIP # 45409B 834

IQ GLOBAL AGRIBUSINESS SMALL CAP ETF

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Global Agribusiness Small Cap Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker which are not reflected in the table set forth below.

Shareholder Fees (fees paid directly from your investment):

No shareholder fees are levied by the Fund for purchases and sales made on the Secondary Market.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees(a)	0.00%
Other Expenses(b)	0.00%

Total Annual Fund Operating Expenses	0.75%

(a)

The Fund has adopted a Service and Distribution Plan pursuant to which the Fund may bear a Rule 12b-1 fee not to exceed 0.10% per annum of the Fund’s average daily net assets. The Trust’s Board of Trustees has resolved not to authorize the payment of Rule 12b-1 fees prior to June 30, 2012.

(b)	The Fund is new and Other Expenses are based on estimated amounts for the current fiscal year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

$77	$241

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index, which was developed by Financial Development Holdco LLC (“IndexIQ”), the parent company of IndexIQ Advisors LLC, the Fund’s investment advisor (the “Advisor”). The Underlying Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the global, small capitalization sector of publicly traded companies that are engaged primarily in the agribusiness sector, including crop production and farming, livestock operations, agricultural machinery, agricultural chemicals, agricultural supplies and logistics, and biofuels (“Agribusiness Companies”).

The Underlying Index Components that are eligible for inclusion in the Underlying Index include the following characteristics, measured as of each quarterly rebalance date:

  Issuers that are engaged in the agribusiness sector, as determined by Standard Industrial Classification (“SIC”) code classifications;

  Minimum average market capitalization of $150 million for the prior 90 days and as of the quarterly rebalance date;

  Maximum average market capitalization equal to the bottom 10 percent ranking of Agribusiness Companies globally based on market capitalization for the prior 90 days (the “Market Cap Ceiling”);

  Minimum average daily trading volume of at least $1 million for the prior 90 days; and

  Minimum monthly volume of 250,000 shares each month over the prior six months.

Securities of issuers with recent stock exchange listings (i.e., recent initial public offerings) may be added to the Underlying Index on a quarterly basis, provided that the companies meet all eligibility criteria and have been trading for more than 10 trading days. Existing Underlying Index Components whose average market capitalization falls below $100 million or increases above the level 65% higher than the Market Cap Ceiling for the 90 days prior to any rebalancing date will no longer be eligible for inclusion.

The Underlying Index Components are selected quarterly in connection with the reconstitution of the Underlying Index. Their respective weights are rebalanced quarterly in connection with the rebalance of the Underlying Index. As of December 31, 2010, the U.S. dollar-denominated market capitalizations of the Underlying Index Components ranged from approximately $150 million to approximately $4.4 billion. For additional information about the Fund’s principal investment strategies, see “Additional Description of the Principal Strategies of the Funds.”

PRINCIPAL RISKS

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Additional Description of the Principal Risks of the Funds.”

Index Risk

The performance of the Underlying Index and the Fund may deviate from that of the sector the Underlying Index seeks to track due to changes that are reflected in the sector more quickly than the quarterly rebalancing process can track.

Tracking Error Risk

Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons.

Foreign Securities Risk

The Fund invests in the securities of non-U.S. issuers, which securities involve risks beyond those associated with investments in U.S. securities.

Risks of Investing in the Global Agribusiness Sector

Adverse weather conditions, economic forces and government policy and regulation could adversely affect the Fund’s portfolio companies and, thus, the Fund’s financial situation and performance.

Relationship to Commodities

The Underlying Index measures the performance of securities of Agribusiness Companies and not the agricultural commodities in which they trade. The securities of Agribusiness Companies may under- or over-perform agricultural commodities over the short-term or the long-term.

Equity Risk

The value of the securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests.

Small Capitalization Companies Risk

The Fund invests in the securities of small capitalization companies, the value of which may be more volatile than those of larger companies.

Foreign Securities Valuation Risk

To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing price on foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the valuation of the Fund’s NAV may deviate from the calculation of the Underlying Index.

Currency Risk

The value of foreign securities will be denominated in foreign currencies and converted into U.S. dollars for the calculation of the Underlying Index and the Fund’s NAV. To the extent the exchange rates used to calculate the Fund’s NAV differ from the exchange rates used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely impacted.

Risk of Investing in Depositary Receipts

The Fund may invest in depositary receipts, including certain unsponsored depositary receipts. Both sponsored and unsponsored depositary receipts involve risk not experienced when investing directly in the equity securities of an issuer.

Custody Risk

The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Replication Management Risk

Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Non-Diversified Risk

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”) and is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of its assets in a single industry within the industries that comprise the Underlying Index.

Industry Concentration Risk

The Fund will be concentrated in the agribusiness sector and the related industries. Concentrated Fund investments in industries related to the agribusiness sector will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels or it could ultimately liquidate.

Trading Price Risk

Although it is expected that generally the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Management Risk

A strategy used by the Advisor to match the performance of the Underlying Index may fail to produce the intended results.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report its performance information.

INVESTMENT ADVISOR

IndexIQ Advisors LLC (the “Advisor”) is the investment advisor to the Fund.

PORTFOLIO MANAGER

Julie Abbett is Senior Vice President and Head of Portfolio Management for the Advisor. Ms. Abbett has been with the Advisor since September 2009.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at net asset value (“NAV”), only in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”). The Fund’s Creation Units are issued and redeemed principally in-kind for securities included in the Fund. Retail investors may acquire Shares on NYSE Arca, Inc. through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IndexIQ ETF Trust
Mailing Address
800 Westchester Avenue, Suite N-611
Rye Brook, New York 10573
1-888-934-0777
www.indexiq.com